Exhibit (n)(4) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

                                                                                                                              AMENDED AND RESTATED EXHIBIT #2
TO
THE HUNTINGTON FUNDS
MULTIPLE CLASS PLAN
(Revised as of May 1, 2008)
Fund                                                                                                                                                                                                                                                          Effective Date

Dividend Capture Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Fixed Income Securities Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Tax-Free Money Market Fund
	Investment A Shares	June 23, 2006
	Trust Shares	June 23, 2006
Growth Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Income Equity Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Intermediate Government Income Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
International Equity Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Macro 100 Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Michigan Tax-Free Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Mid Corp America Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Money Market Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
	Interfund Shares	June 23, 2006
Mortgage Securities Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
New Economy Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Ohio Municipal Money Market Fund
	Investment A Shares	June 23, 2006
Trust Shares	June 23, 2006
Ohio Tax-Free Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Real Strategies Fund
	Investment A Shares	April 30, 2007
	Investment B Shares	April 30, 2007
	Trust Shares	April 30, 2007
Rotating Markets Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	April 30, 2007
	Trust Shares	June 23, 2006
Short/Intermediate Fixed Income Securities Fund
	Investment A Shares	June 23, 2006
Trust Shares
Situs Fund
	Investment A Shares	June 23, 2006
	Investment B Shares	June 23, 2006
	Trust Shares	June 23, 2006
Technical Opportunities Fund
	Investment A Shares	May 1, 2008
	Investment B Shares	May 1, 2008
	Trust Shares	May 1, 2008
U.S. Treasury Money Market Fund
	Investment A Shares	June 23, 2006
	Trust Shares	June 23, 2006

This Exhibit #2, amended and restated as of May 1, 2008, is hereby incorporated and made part of the Multiple Class Plan dated June 23, 2006, for the party named below (the “Agreement”), and replaces any and all prior versions of the Exhibit to the Agreement.

Witness the due execution hereof this 25th day of June, 2008.

THE HUNTINGTON FUNDS

By:  /s/ George M. Polatas
Name:  George M. Polatas
Title:    Vice President